Exhibit 99.1

BLUE COAT REPORTS RESULTS FOR

SECOND QUARTER FISCAL 2011

Company Reports Strong Operating Cash Flow, Non-GAAP Gross Margin

and Non-GAAP Operating Profit

Board of Directors Approves Share Repurchase Program

SUNNYVALE, Calif., November 18, 2010 – Blue Coat Systems, Inc. (NASDAQ: BCSI), the technology leader in Application Delivery Networking, today reported its financial results for its second fiscal 2011 quarter ended October 31, 2010. Total net revenue for the second quarter of fiscal 2011 was $121.0 million, an increase of 1% compared with net revenue of $120.4 million in the second quarter of fiscal 2010.

“Blue Coat achieved a quarter that met top and bottom line expectations,” said Michael Borman, president and chief executive officer Blue Coat Systems. “While our non-GAAP earnings-per-share, operating margin and cash flow from operations results were good, our revenue growth was lower than what we are capable of delivering. Importantly, I believe we have now stabilized our EMEA sales operations. Moving ahead, we have a number of exciting opportunities with new and revitalized products in growing markets, which should help maximize the company’s growth potential.”

On a GAAP basis, the Company reported net income of $12.0 million, or $0.25 per diluted share, for the second quarter of fiscal 2011, compared with net income of $8.4 million, or $0.19 per diluted share, in the second quarter of fiscal 2010, a year-over-year improvement of 44% in GAAP net income.

The Company reported non-GAAP net income of $18.1 million, or $0.38 per diluted share, for the second quarter of fiscal 2011, compared with non-GAAP net income of $13.1 million, or $0.29 per diluted share, in the second quarter of fiscal 2010, a year-over-year improvement of 38% in non-GAAP net income. For the second quarter of fiscal 2011, the Company utilized a non-GAAP annual effective tax rate of 27% compared with a 30% rate for fiscal 2010.

Cash flow provided by operations in the second quarter of fiscal 2011 was $22.9 million. The Company ended the quarter on October 31, 2010, with cash, cash equivalents, and restricted cash of $289.8 million, an increase of $52.4 million in the first six months of this fiscal year.

“I am particularly pleased with the company’s ability to generate strong cash flow from operations, which increased 26% year-over-year,” said Gordon C. Brooks, senior vice president and chief financial officer Blue Coat Systems.

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Financial Outlook

For the third fiscal quarter ending January 31, 2010, the Company currently expects net revenue in the range of $121 to $128 million. On a GAAP basis, the Company currently expects net income of $0.21 to $0.26 per diluted share. On a non-GAAP basis, the Company currently expects net income of $0.33 to $0.39 per diluted share. For the third quarter of fiscal 2011, the Company is assuming a diluted share count of approximately 47.9 million shares, a GAAP tax rate of 28% and a non-GAAP tax rate of 27%.

Share Repurchase Program

The Company also announced that its Board of Directors has approved a program to repurchase up to $50 million of its common stock. Repurchases may be made from time to time in the open market or in negotiated transactions and are expected to comply with Rule 10b-18 under the Securities Exchange Act of 1934 and other legal requirements. The timing and amount of the repurchase transactions will be determined by management and may depend on a variety of factors, including the trading price of the stock, market conditions, alternative investment opportunities, and other corporate and regulatory considerations. The program does not obligate the Company to acquire any particular amount of common stock and the program may be modified or discontinued at any time. The repurchases will be funded from available working capital.

About Non-GAAP Financial Measures

The Company uses non-GAAP financial measures for internal evaluation and to report the results of its business. These non-GAAP financial measures include non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These measures are not in accordance with, nor an alternative to, U.S. generally accepted accounting principles or GAAP. These measures are intended to supplement GAAP financial information, and may be different from non-GAAP financial measures used by other companies.

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The Company believes that these measures provide useful information to its management, board of directors and investors regarding its ongoing operating activities and business trends related to its financial condition and results of operations. The Company believes that it is useful to provide investors with information to understand how specific line items in the statement of operations are affected by certain items, such as the fair value write-up of acquired inventory sold, stock-based compensation expense, amortization of intangible assets, expenses for matters related to the stock option investigation, and restructuring expenses, and related income tax adjustments. In addition, the Company’s management and board of directors use these non-GAAP financial measures in developing operating budgets and in reviewing the Company’s results of operations, since such items have limited impact on their current and future operating decisions. Additionally, the Company believes that inclusion of these non-GAAP financial measures provides consistency and comparability with its past reports of financial results. However, investors should be aware that non-GAAP measures have inherent limitations and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. Refer to the accompanying tables for a detailed reconciliation of GAAP to non-GAAP gross profit, operating income, net income and diluted net income per share.

Conference Call & Webcast

Blue Coat will hold its quarterly conference call to discuss results for the second quarter of fiscal 2011 and the outlook for the third quarter of fiscal 2011 on Thursday, November 18, 2010 at 5:00 p.m. ET (2:00 p.m. PT). Participants in the United States should call (800) 288-8968. International participants should call (612) 332-0630. The passcode for the call is: 177561. The conference call can also be accessed through an audio webcast from the Company’s website, www.bluecoat.com/company/investorrelations. A replay of the call will be available starting on Thursday, November 18, 2010 at 8:00 p.m. ET (5:00 p.m. PT), and can be accessed by calling (800) 475-6701 for U.S. participants and (320) 365-3844 for international participants. The passcode for the replay is 177561.

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About Blue Coat Systems

Blue Coat Systems, Inc. is the technology leader in Application Delivery Networking. Blue Coat offers an Application Delivery Network Infrastructure that provides the visibility, acceleration and security required to optimize and secure the flow of information to any user, on any network, anywhere. This application intelligence enables enterprises to tightly align network investments with business requirements, speed decision making and secure business applications for long-term competitive advantage. Blue Coat also offers service provider solutions for managed security and WAN optimization, as well as carrier-grade caching solutions to save on bandwidth and improve the end-user Web experience. For additional information, please visit www.bluecoat.com.

# # #

FORWARD-LOOKING STATEMENTS: This document contains certain forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including: any statements regarding our business outlook and future financial and operating results; any statements of expectation or belief; any statements regarding plans, strategies and objectives of management for future operations; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the risks that are described from time to time in the Securities and Exchange Commission reports filed by the Company, including but not limited to the risks described in the Company’s most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of the Company. The Company assumes no obligation and does not intend to update any of these forward-looking statements, except as required by applicable law, after the date on which it was made.

Blue Coat and the Blue Coat logo are registered trademarks or trademarks of Blue Coat Systems, Inc. and/or its affiliates in the United States and certain other countries. All other trademarks mentioned in this document are the property of their respective owners.

Media Contact:	Steve Schick	Investor Contact:	Jane Underwood
	Blue Coat Systems		Blue Coat Systems
	steve.schick@bluecoat.com		jane.underwood@bluecoat.com
	408-220-2076		408-541-3015

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BLUE COAT SYSTEMS, INC.

Table 1

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2010	2009	2010	2009
Net revenue:
Product	$73,127	$76,502	$148,695	$150,194
Service	47,920	43,934	94,832	86,231

Total net revenue	121,047	120,436	243,527	236,425
Cost of net revenue:
Product	15,284	19,261	31,248	38,744
Service	10,723	12,947	21,111	24,984

Total cost of net revenue	26,007	32,208	52,359	63,728

Gross profit	95,040	88,228	191,168	172,697

Operating expenses:
Sales and marketing	44,821	45,608	89,476	91,184
Research and development	20,948	19,568	40,803	39,404
General and administrative	10,715	11,176	21,058	23,892
Amortization of intangible assets	1,843	1,822	3,686	3,643
Restructuring	38	—	178	—

Total operating expenses	78,365	78,174	155,201	158,123

Operating income	16,675	10,054	35,967	14,574

Interest income	126	72	290	173
Interest expense	(223)	(227)	(447)	(455)
Other income (expense), net	158	155	(165)	139

Income before income taxes	16,736	10,054	35,645	14,431
Provision for income taxes	4,703	1,687	9,687	2,068

Net income	$12,033	$8,367	$25,958	$12,363

Basic net income per share	$0.26	$0.19	$0.56	$0.28

Diluted net income per share	$0.25	$0.19	$0.55	$0.28

Weighted average shares used in computing basic net income per share	46,712	43,777	46,520	43,485

Weighted average shares used in computing diluted net income per share	47,638	45,202	47,594	44,777

BLUE COAT SYSTEMS, INC.

Table 2

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

		Three Months Ended October 31,		Six Months Ended October 31,
		2010	2009	2010	2009
Gross Profit Reconciliation:
GAAP gross profit		$95,040	$88,228	$191,168	$172,697
Fair value write-up of acquired inventory sold	A	—	985	—	2,310
Stock-based compensation expense included in cost of revenue	B	422	815	776	1,405
Amortization of intangible assets included in cost of revenue	C	1,168	1,347	2,356	2,695

Non-GAAP gross profit		$96,630	$91,375	$194,300	$179,107

Operating Income Reconciliation:
GAAP operating income		$16,675	$10,054	$35,967	$14,574
Fair value write-up of acquired inventory sold	A	—	985	—	2,310
Stock-based compensation expense	B	4,913	5,527	8,985	10,338
Amortization of intangible assets	C	3,011	3,169	6,042	6,338
Expenses for matters related to the stock option investigation	D	41	(1,052)	99	(350)
Restructuring	E	38	—	178	—

Non-GAAP operating income		$24,678	$18,683	$51,271	$33,210

Net Income Reconciliation:
GAAP net income		$12,033	$8,367	$25,958	$12,363
Fair value write-up of acquired inventory sold	A	—	985	—	2,310
Stock-based compensation expense	B	4,913	5,527	8,985	10,338
Amortization of intangible assets	C	3,011	3,169	6,042	6,338
Expenses for matters related to the stock option investigation	D	41	(1,052)	99	(350)
Restructuring	E	38	—	178	—
Income tax adjustments	F	(1,977)	(3,917)	(4,069)	(7,851)

Non-GAAP net income		$18,059	$13,079	$37,193	$23,148

Net Income per Share Reconciliation:
GAAP diluted net income per share		$0.25	$0.19	$0.55	$0.28
Fair value write-up of acquired inventory sold	A	—	0.02	—	0.05
Stock-based compensation expense	B	0.10	0.12	0.19	0.23
Amortization of intangible assets	C	0.06	0.07	0.13	0.14
Expenses for matters related to the stock option investigation	D	—	(0.02)	—	—
Restructuring	E	—	—	—	—
Income tax adjustments	F	(0.03)	(0.09)	(0.09)	(0.18)

Non-GAAP diluted net income per share		$0.38	$0.29	$0.78	$0.52

Shares used in computing non-GAAP diluted net income per share		47,638	45,202	47,594	44,777

Notes:

(A)	Purchase accounting rules require that the inventory we acquired in the Packeteer acquisition be written-up to its estimated fair market value. The fair value write-up increases the cost of revenue, essentially eliminating the profit that would normally have been recognized at the time such inventory is sold. To facilitate comparability of gross margin between periods, the fair value write-up related to acquired inventory sold has been excluded on a non-GAAP basis.
(B)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.

Results include stock-based compensation expense as follows (unaudited):

	Three Months Ended October 31,		Six Months Ended October 31,
	2010	2009	2010	2009
Cost of revenue	$422	$815	$776	$1,405
Sales and marketing	1,462	2,070	2,794	3,757
Research and development	1,579	1,457	2,810	2,989
General and administrative	1,450	1,185	2,605	2,187

Total	$4,913	$5,527	$8,985	$10,338

(C)	Amortization of intangible assets associated with acquisitions.
(D)	Includes expenses for matters related to the Company’s stock option investigation, including professional fees.
(E)	Fiscal 2011 restructuring includes severance and facilities related exit costs associated with the Fiscal 2010 Restructuring Plan.
(F)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 27%. Prior to Fiscal 2011, the expected annual effective tax rate was 30%.

BLUE COAT SYSTEMS, INC.

Table 3

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	October 31, 2010	April 30, 2010
ASSETS
Current assets:
Cash and cash equivalents	$288,774	$236,347
Accounts receivable, net	82,180	64,204
Inventory	10,798	6,010
Prepaid expenses and other current assets	11,792	15,526
Current portion of deferred income tax assets	10,969	10,980

Total current assets	404,513	333,067

Property and equipment, net	32,666	33,684
Restricted cash	1,031	986
Goodwill	242,611	242,611
Identifiable intangible assets, net	30,991	37,033
Non-current portion of deferred income tax assets	37,842	41,517
Other assets	6,499	7,140

Total assets	$756,153	$696,038

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,079	$15,000
Accrued payroll and related benefits	17,661	16,254
Deferred revenue	109,288	104,050
Other current liabilities	12,315	12,921

Total current liabilities	158,343	148,225

Deferred revenue, less current portion	53,600	50,172
Deferred rent, less current portion	6,108	6,427
Long-term income taxes payable	30,409	25,989
Other non-current liabilities	1,280	1,193
Convertible senior notes	77,689	77,241
Commitments and contingencies

Blue Coat stockholders’ equity:
Common stock	3	3
Additional paid-in capital	1,248,434	1,231,032
Treasury stock	(4,035)	(3,035)
Accumulated deficit	(816,033)	(841,991)

Total Blue Coat stockholders’ equity	428,369	386,009
Noncontrolling interest	355	782

Total stockholders’ equity	428,724	386,791

Total liabilities and stockholders’ equity	$756,153	$696,038

BLUE COAT SYSTEMS, INC.

Table 4

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(unaudited)

	Six Months Ended October 31,
	2010	2009
Operating Activities
Net income	$25,958	$12,363
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,953	6,528
Amortization	6,836	6,923
Stock-based compensation	8,985	10,338
Deferred income taxes	3,686	—
Tax benefit of stock option deduction	523	235
Excess tax benefit from stock-based compensation	(521)	(792)
Loss on disposition of equipment	18	474
Changes in operating assets and liabilities:
Accounts receivable, net	(17,976)	1,484
Inventory	(4,788)	(1,169)
Prepaid expenses and other assets	4,029	(2,554)
Accounts payable	4,079	(5,025)
Accrued expenses and other liabilities	4,989	(2,070)
Deferred revenue	8,666	2,008

Net cash provided by operating activities	51,437	28,743

Investing Activities
Purchases of property and equipment, and technology licenses	(5,953)	(10,742)
Restricted cash	(45)	(112)
Acquisitions, net of cash acquired	(427)	—

Net cash used in investing activities	(6,425)	(10,854)

Financing Activities
Net proceeds from issuance of common stock	6,894	8,677
Excess tax benefit from stock-based compensation	521	792

Net cash provided by financing activities	7,415	9,469

Net increase in cash and cash equivalents	52,427	27,358
Cash and cash equivalents at beginning of period	236,347	114,163

Cash and cash equivalents at end of period	$288,774	$141,521

BLUE COAT SYSTEMS, INC.

Table 5

RECONCILIATION OF PROJECTED GAAP TO

PROJECTED NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data)

		Three Months Ended January 31, 2010
		Low	High
Projected GAAP Net Income		$9,900	$12,600
Add back:
Stock-based compensation expense	A	4,800	4,800
Amortization of intangible assets	B	3,000	3,000
Income tax adjustments	C	(2,000)	(1,900)

Projected Non-GAAP net income		$15,700	$18,500

Projected GAAP Diluted Net Income per Share		$0.21	$0.26
Add back:
Stock-based compensation expense	A	0.10	0.10
Amortization of intangible assets	B	0.06	0.06
Income tax adjustments	C	(0.04)	(0.03)

Projected Non-GAAP diluted net income per share		$0.33	$0.39

(A)	Stock-based compensation expense consists of non-cash charges for employee stock options, restricted stock awards, restricted stock units and employee stock purchase plan awards.
(B)	Amortization of intangible assets associated with acquisitions.
(C)	Income tax adjustment is used to reconcile the GAAP tax provision to a non-GAAP tax provision utilizing an expected annual effective tax rate of 27%.